Exhibit 99.2

December 1, 2021

NOTICE OF REDEMPTION OF CLASS C UNITS

Dear Class C Unit Holder,

Alight Holding Company, LLC (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on December 27, 2021 (the “Redemption Date”), all of the Company’s outstanding Class C Units (the “Units”) for a redemption price of $0.10 per Unit (the “Redemption Price”) pursuant to the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 2, 2021, by and between Alight, Inc. (the “Managing Member”), Bilcar FT, LP, a Delaware limited partnership (“Bilcar”), Trasimene Capital FT, LP, a Delaware limited partnership (“Trasimene”), the Company and the other parties from time to time party thereto, as amended by the First Amendment to Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 1, 2021 (together, the “LLC Agreement”), by and between the Managing Member, Bilcar, Trasimene and the Company and the Warrant Agreement, dated as of May 29, 2020, by and between Foley Trasimene Acquisition Corp. (n/k/a Alight Group, Inc.) (“FTAC”) and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as amended by the Warrant Assumption Agreement, dated as of July 2, 2021 (together, the “Warrant Agreement”), by and between the Managing Member, FTAC and the Warrant Agent. As described in further detail below, following delivery of this notice of redemption, all Units may be exchanged either for cash, or on a cashless basis, as further described below. Any Units that remain unexchanged at 5:00 p.m. New York City time on the Redemption Date will be no longer exchangeable and their holders will have no rights with respect to those Units, except to receive the Redemption Price.

The shares of the Managing Member’s Class A common stock, $0.0001 par value per share (the “Common Stock”) is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ALIT.” On December 1, 2021, the last reported sale price of the Common Stock was $10.00.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Unit holders to exchange their Units will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexchanged Units will have no rights with respect to those Units, except to receive the Redemption Price. We encourage you to consult with your financial advisor and/or tax advisor to consider whether or not to exchange your Units. Note that the act of exchanging is VOLUNTARY.

The Company is exercising this right to redeem the Units pursuant to Section 7.01(e) of the LLC Agreement and Section 6.2 of the Warrant Agreement. The “Reference Value” for purposes of a redemption pursuant to such provisions is the last reported sales price of the shares of Common Stock for any twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which notice of the redemption is given. The Reference Value exceeded $10.00 per share during each of the twenty (20) trading days within the thirty (30) trading-day period ending on November 26, 2021, which was the third trading day prior to the date on which notice of the redemption is given, and did not exceed $18.00 during any of the twenty (20) trading days during such period. No Private Placement Warrants are outstanding, and all outstanding Forward Purchase Warrants and Public Warrants were called for redemption on November 26, 2021 pursuant to a notice of redemption delivered on such date.

EXCHANGE PROCEDURES

Unit holders have until immediately prior to 5:00 p.m. New York City time on the Redemption Date to exchange their Units. Units may be exchanged for cash at the Cash Exchange Price (as defined below) pursuant to Section 3.3.1(a) of the Warrant Agreement, or pursuant to the make-whole exchange provisions pursuant to Sections 3.3.1(c) and 6.2 of the Warrant Agreement (a “Make-Whole Exchange”) or as otherwise described for certain holders on a “cashless” basis.

Cash Exchange: Subject to the terms below, a Unit entitles the holder thereof to receive one share of Common Stock at a cash price of $11.50 per Unit exchanged (the “Cash Exchange Price”). Payment of the Cash Exchange Price may be made by wire transfer of immediately available funds. Wire instructions will be provided upon request.

Cashless Exchange: If exchanging on a “cashless basis” as a Make-Whole Exchange, a holder will surrender Units for a certain number of shares of Common Stock as determined in the Warrant Agreement. Accordingly, by virtue of the cashless Make-Whole Exchange of the Units, exchanging Unit holders will receive a number of shares of Common Stock for each Unit surrendered for exchange to be provided no later than December 13, 2021.

The number of shares that each exchanging Unit holder will receive by virtue of the Make-Whole Exchange will be calculated in accordance with the provisions of Section 6.2 of the Warrant Agreement and the LLC Agreement as set forth in the Election to Purchase (a form of which is attached as Annex A hereto) (the “Election to Purchase”). The “Redemption Fair Market Value” for purposes of a Make-Whole Exchange, as calculated pursuant to Sections 3.3.1 and 6.2 of the Warrant Agreement and the LLC Agreement, will be the volume weighted average price of the shares of Common Stock for the ten (10) trading days immediately following November 26, 2021, which is the date the notice of redemption for all outstanding Forward Purchase Warrants and Public Warrants was delivered. Such ten trading day period is an alternative ten (10) trading day period elected by the Company pursuant to the LLC Agreement. By electing a “cashless” exchange pursuant to an election to purchase in the and executing this election to purchase, the undersigned will acknowledge and agree that such calculation shall be performed by reference to such alternative ten (10) trading day period.

If any holder of Units would, after taking into account all of such holder’s Units exchanged at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares of Common Stock the holder will be entitled to receive will be rounded down to the nearest whole number of shares of Common Stock.

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Persons who are holders of record of their Units may exchange their Units by sending a fully and properly completed Election to Purchase, duly executed and indicating, among of things, the number of Units being exchanged to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Telephone: (212) 509-4000

The method of delivery of the Units is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase and, if the applicable Units are exchanged for cash, payment in full of the Cash Exchange Price, must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Units being redeemed and not exchanged.

PROSPECTUS

A prospectus (and the supplements thereto) covering the Common Stock issuable upon the exchange of the Units is included in a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-258350) (the “SEC”). The SEC also maintains an Internet website that contains a copy of this prospectus (and the supplements thereto). The address of this site is www.sec.gov. Alternatively, to obtain a copy of the prospectus (and the supplements thereto), please visit our website at https://alight.com/.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Unit for payment after 5:00 p.m. New York City time on the Redemption Date.

Any questions you may have about redemption and exchanging your Units may be directed to Continental Stock Transfer & Trust at its address and telephone number set forth above.

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Sincerely,
ALIGHT HOLDING COMPANY, LLC

/s/ Katie J. Rooney
Katie J. Rooney
Chief Financial Officer

ALIGHT, INC.

/s/ Katie J. Rooney
Katie J. Rooney
Chief Financial Officer

ANNEX A

ALIGHT HOLDING COMPANY, LLC

Election to Purchase

(To Be Executed Upon Exchange of Unit)

The Class C Units of Alight Holding Company, LLC (the “Units”) were called for redemption by the Company and the Managing Member in the Notice of Redemption dated December 1, 2021 (the “Redemption Notice”) pursuant to Section 7.01(e) of the LLC Agreement and Section 6.2 of the Warrant Agreement. Any Units that remain unexchanged at 5:00 p.m. New York City time on the redemption date will no longer be exchangeable, and the holders of those Units will be entitled to receive only the redemption price of $0.10 per Unit. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Redemption Notice.

The undersigned is the holder of                          Class C Units of the Company and hereby irrevocably elects to exchange the number of Units as set forth below and, if applicable, herewith tenders payment for such shares of Common Stock, to the order of the Managing Member, in accordance with the terms of the LLC Agreement and Warrant Agreement, pursuant to (choose one of the following):

CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH:

Cash Exchange

☐ Section 3.3.1(a) of the Warrant Agreement: in lawful money of the United States, in good certified check or good bank draft payable to the Warrant Agent or by wire transfer of immediately available funds in the amount calculated as follows:

a.                          is the number of shares of Common Stock underlying the Units the undersigned is exchanging pursuant to Section 3.3.1(a) of the Warrant Agreement.

b. $                         is the aggregate Cash Exchange Price representing the product of the number of shares underlying the Units being exchanged pursuant to Section 3.3.1(a) as represented above in “a.” multiplied by the $11.50 per share Cash Exchange Price.

Cashless Exchange (all Units)

☐ Section 3.3.1(c)(i) of the Warrant Agreement: as a Make-Whole Exchange on a “cashless basis” calculated as follows:

c.                          is the number of shares of Common Stock underlying the Units the undersigned is exchanging pursuant to Section 3.3.1(c)(i) and Section 6.2 of the Warrant Agreement.

d. 55 is the number of months from the Redemption Date to the expiration date of the exchange right in respect of the Units.

e. The “Redemption Fair Market Value,” as calculated pursuant to Sections 3.3.1 and 6.2 of the Warrant Agreement and the LLC Agreement, is the volume weighted average price of the shares of Common Stock for the ten (10) trading days immediately following November 26, 2021, which is the date the notice of redemption for all outstanding Forward Purchase Warrants and Public Warrants was delivered. Such ten (10) trading day period is an alternative ten (10) trading day period elected by the Company pursuant to the LLC Agreement, and by electing a “cashless” exchange pursuant to this election and executing this election to purchase, the undersigned has acknowledged and agreed that such calculation shall be performed by reference to such alternative ten (10) trading day period. No later than December 13, 2021, which is one (1) Business Day after the ten (10) trading day period described above ends, the Company will provide the holders of Units with (a) the Fair Market Value and (b) the ratio obtained using the Fair Market Value and the value obtained in “d.” by reference to the table set forth in Section 6.2 of the Warrant Agreement.

[Signature Page Follows]

(Date of Exchange)

(Name of Investor)

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE)) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.